Exhibit 99.2
XXII THIRD QUARTER EARNINGS PRESENTATIONNOVEMBER 8, 2022

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTSThis presentation contains forward-looking statements concerning our business operations, and financial performance and conditions, as well as our plans, objectives, and expectations for our business operations and financial performance and conditions that are subject to risks and uncertainties. All statements other than those of historical fact are forward-looking statements. These types of statements typically contain words such as “aim,” “anticipate,” “assume,” “believe,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “positioned,” “predict,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends. Forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business, the industry in which we operate, and our management’s beliefs and assumptions. 2These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those estimated. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements contained in the Company’s annual, quarterly, and other reports filed with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

FOCUSED ON COMMERICAL TRANSFORMATION IN 3Q

Revenue, net *(in millions)*


Tobacco
Hemp/Cannabis
+149% YoY
$7.8 M
$8.0 M
$9.0 M
$14.5 M
$4.5
$10.0
$19.4 M
$7.9
$11.5
3Q21
4Q21
1Q22
2Q22
3Q22

3Q '22 gross profit margin includes ~$1 million inventory adjustment related to the GVB acquisition accounting.

- **Leveraging exceptional VLN® pilot results, moving aggressively into multi-sate commercial launch program**
  - Focused on launching VLN® in at least 12 to 15 states within the next 12 months – now in 5 states with proven launch template
  - Every 1% share of the U.S. retail market equates to approximately $800 million in retail sales, which is $500 million in revenue for a premium cigarette manufacturer.
- **Advancing GVB's capabilities to further differentiate its products, access new market opportunities and drive growth**
  - Passed NSF International Audit for pharma-grade manufacturing
  - Submitted Drug Master File to FDA to produce and supply APIs for medical and pharmaceutical industry
  - Pursing ICH Q7 international certification
- **Focused on revenue opportunities and expanding margins**
  - Plan in place to generate positive cash flow and EBITDA from GVB's operations to fund hemp/cannabis franchise growth and VLN® expansion

3

TobaccoHemp/Cannabis Financials 4

22ND CENTURY GROUP

IMPLEMENTING VLN® SALES LAUNCH BLUEPRINT IN NEW MARKETS

Leveraging exceptional pilot results and moving aggressively into commercial launch program

Phase	Status
Phase 1 – Initial Pilot: Initial launch, media support and general awareness	**Exceeded internal expectations** ☑
Phase 2 – Targeted Offers: Test marketing targeted offers to drive increased share through trial and repeat purchase	**Exceeded internal expectations** ☑
Phase 3 – Go to Market: Build share and expand launch to additional markets and retailers across the convenience, grocery, and drug store channels	**Refined and accelerated strategy; expanded to 5 states; adding new distribution and retail partners**

- Exceptional pilot results documented the power of **"Awareness, Education, and Trial"** go-to-market strategy
- Adding distribution partners with extensive retail coverage for each new state launch
- Expanding retail channel with new logos willing to commit to a **"go where we go"** relationship

5

22ND CENTURY GROUP

5 CURRENT STATES = ~7% OF U.S. CIGARETTE SALES

At approximately 382M packs sold, just a 1% market share equates to ~3.8M VLN® packs sold

Utah
Total cigarette pack sales:
45M[1] / $373M[2]
% of adult smokers: 7.9%

Colorado
Total cigarette pack sales:
130M / $1,039M
% of adult smokers: 13.5%

Arizona
Total cigarette pack sales:
160M / $1,364M
% of adult smokers: 14.9%

New Mexico
Total cigarette pack sales:
48M / $405M
% of adult smokers: 16.0%



Illinois
Total cigarette pack sales:
253M / $2,569M
% of adult smokers: 14.5%

22nd Century Group intends to grow its U.S. launch, total of 12 to 18 states within the next 12 months.

1. Pack Volume
2. Retail Sales

Source: CDC; Current Cigarette Use Among Adults (Behavior Risk Factor Surveillance System) 2019; World Population Review Cigarette Prices by State; Internal Documents

6

22ND CENTURY GROUP

JUST 18 STATES = 53% OF TOTAL U.S. CIGARETTE SALES

At approximately 5.0B packs sold, just 1% market share equates to ~50M VLN® packs sold

Potential VLN® Distribution: MRTP States + Adjacent State Opportunities


Prospective Priority Launch State
Favorable MRTP Excise Tax Statute

State	% of Adult Smokers	Pack Volume (Packs, M)	Retail Sales ($B)
AZ	15%	160M	$1.4B
CO*	14%	130M	$1.0B
CT*	12%	65M	$0.8B
FL	15%	513M	$3.9B
GA	16%	398M	$2.5B
IL	15%	253M	$2.6B
IN	19%	328M	$2.3B
KY*	24%	295M	$2.0B
MI*	19%	351M	$2.9B
NC*	19%	500M	$3.3B
NM*	16%	48M	$0.4B
NY	13%	180M	$2.2B
OH	21%	467M	$3.7B
SC	18%	215M	$1.5B
TX	15%	736M	$5.6B
UT*	8%	45M	$0.4B
WA*	13%	124M	$1.3B
WI	15%	184M	$1.6B
Total	**-**	**4,989M**	**$39.4B**

Source: CDC; Current Cigarette Use Among Adults (Behavior Risk Factor Surveillance System) 2019; World Population Review Cigarette Prices by State; Internal Documents
*State with MRTP Tax Benefit

7

22ND CENTURY GROUP

TARGETED APPROACH TO HIGHEST VOLUME AND HIGHEST POPULATED COUNTIES TO MAXIMIZE RESOURCES AND REACH

A significant proportion of adult smokers can be reached by focusing on a small number of counties within a state, allowing us to market VLN® in a streamlined and efficient manner.

Colorado – 64 Counites



Larimer 5.3%
Weld 5.9%
Boulder 3.5%
Arapahoe 11.8%
Jefferson 10.7%
Mesa 4.0%
Colorado
El Paso 13.6%
Pueblo 4.8%

Population Density	
Population % within top 10 counties	82.5%
# of counties to reach 80% of population	10
% of counties to reach 80% of population	15.6%

Concentration of Adult Smokers	
% of adult smokers within top 10 counties	78.7%
# of counties to reach 80% of adult smokers	11
% of counties to reach 80% of population	17.2%



NEWS
Colorado first to sell low-level nicotine cigarettes authorized by FDA
KXRM-TV (Colorado Springs, CO FOX 21 Morning News at 6
Television
Aired on October 5, 2022 at 6:06 AM on KXRM-TV (Colorad
Colorado Springs, CO, United States
Audience
2,689 national
2,689 local
KDVR-TV (Denver, CO) - FO Morning News at 7:00am
Television
Aired on October 5, 2022 at 7:05 AM on KDVR-TV
Denver, CO, United States
Audience
31,025 national
31,025 local
95% less nicotine
VLN
TO SELL LOW-NICOTINE CIGARETTES
Convenience Store News Bestows 35 Products With 2022 Best New Products Awards
BEST NEW PRODUCTS 2022

8

Source: CDC; Current Cigarette Use Among Adults (Behavior Risk Factor Surveillance System) 2019; World Population Review Cigarette Prices by State; Internal Documents

22ND CENTURY GROUP

REGIONAL RATIONALE: COVERING FOUR CORNERS

Accelerating rollout in additional targeted markets

Population

Total = 18.5MM
Adults = 13.4 MM
Adult Smokers= 3.0 MM

Total Cigarette Market

=~$3.2 Billion

More Than

7,400 Targeted Stores

3 States with MRTP Tax Saving

CO	$6.50 / carton
NM	$5.00 / carton
UT	$4.25 / carton

Distribution Network

Traditional and Non-Traditional Distribution & Retail Partners


U. S. DEPARTMENT OF THE INTERIOR
UTAH
COLORADO
ARIZONA
NEW MEXICO
1992
CADASTRAL SURVEY
BUREAU OF LAND MANAGEMENT

Source: Internal Documents; World Population Review Cigarette Prices by State

9

Completed a 25% capacity expansion, including a new production line Added a second shift to enhance production throughputVLN® 2.0 tobacco seeing ~30% higher yields, enhanced quality leaf, improved disease resistance, reduction in nutrient requirements, and increased stability across various environments and geographies. Successful first grow in Chile; expanding growing acreage in 2023 and adding southern hemisphere acreage to secure year-round growing capabilities SCALING MANUFACTURING & GROWING PROGRAMS TO MEET ANTICIPATED DEMAND FOR VLN®10

22ND CENTURY GROUP

REGULATORY ENVIRONMENT FAVORS VLN®

- FDA continues to advance its proposed **menthol ban** and **reduced nicotine content mandate.**
- State and local governments are **taking direct action.**
- **VLN® Menthol King cigarettes** could be the **only** combustible menthol cigarette on the market **exempt** from the menthol ban.
- The science shows a **reduced nicotine mandate would help all smokers** more easily quit smoking or migrate to less toxic products.
- 22nd Century's research cigarettes **continue to fuel numerous independent scientific studies** to validate the enormous public health benefit identified by the FDA from implementing a nicotine standard.


VLN
MENTHOL
VLN
95% LESS NICOTINE
Nicotine is addictive.
Less nicotine does NOT mean
safer. All cigarettes can cause
HELPS YOU
SMOKE LESS
VLN
95% LESS NICOTINE
Nicotine is addictive.

11

TobaccoHemp/Cannabis Financials 12

22ND CENTURY GROUP

GVB ACCELERATES HEMP/CANNABIS REVENUE GROWTH

Grow to positive cash flow and EBITDA from GVB operations

	Plant Profile / Roadmap	Plant Biotechnology	Plant Breeding & Trials	Ingredient Extraction, Purification, and Finished Products	Commercial Partners
	CannaMetrix	KeyGene	Extractas Bioscience	GVB BIOPHARMA™	
	CannaMetrix's high-throughput proprietary, human cell-based assay technology serves as a roadmap for developing new plant lines with tailor-made profiles.	Established proprietary bioinformatics platform and cutting-edge molecular breeding platform in partnership with **KeyGene**; capabilities include genetic engineering and plant line development	Multiple partnerships with top global breeders provide **22nd Century** with both northern and southern hemisphere, indoor and outdoor, year-round plant breeding and trial capabilities.	Hemp-derived active ingredients extractor and finished products manufacturer providing customers with bulk ingredients and white label products	**22nd Century** offers an end-to-end, high-value add solution for leading nutraceutical, consumer products, and pharmaceutical companies entering the ascendant cannabis market.
Number of Participants	**Few**	**Dozens (Few are advanced)**	**Few**	**Dozens (Very few are reputable and with scale)**	**Thousands**

The addition of GVB positions 22nd Century as one of the largest, if not the largest, CBD suppliers to the North American merchant market.

13

22ND CENTURY GROUP

WORLD-SCALE MANUFACTURING CAPACITY

Investing modest additional capital expenditure to significantly expand capacity and revenue support growth

The Company currently operates:

- **Prineville, Oregon**: World-scale crude extraction capacity in excess of 15,000 kg/month at full capacity (operational December 2022)
- **Grass Valley, Oregon**: 30,000 sq ft; refinement facility
- **Las Vegas, Nevada**: 40,000 sq ft; used for Private Label/Contract Manufacturing

GVB sources hemp from trusted agricultural partners who adhere to GVB's rigorous quality parameters.


Refinement Facility | Grass Valley


Private Label/Contract Manufacturing | Las Vegas


Crude Extraction | Prineville

14

POSITIONING GVB FOR GLOBAL LEADERSHIP 15Capacity expansion plus industry leading certifications positions GVB as the supplier of choice.Prineville extraction facility will greatly reduce crude costs and support increased isolate margins at our Grass Valley facility. Prineville to come online during Q4 2022 / Q1 2023 and steadily scale production volumes throughout the year.FDA has committed to advance regulatory standards and product recommendations on CBD use in consumer and nutraceutical products.This standard will open the massive consumer products market that is already developing –22nd Century will lead in certified facilities. Pursuing pharmaceutical grade API and additional certifications differentiating GVB distillates and isolates 15

22ND CENTURY GROUP

GVB OFFERS OF BEST-IN-CLASS CANNABINOIDS AND CANNABINOID INFUSED PRODUCTS

GVB BIOPHARMA™

Key Cannabinoids

Cannabinoid	Abbreviation
Cannabidiol Isolate	CBD Isolate
Cannabidiol Broad Spectrum Distillate	CBD BSD
Cannabigerol Isolate	CBG Isolate
Cannabidiol Crystal Resistant Distillate	CBD CRD
Compliant Broad-Spectrum Distillate	Compliant BSD
Cannabidiol THC-Free Crude	CBD THC-Free Crude
UK Compliant Broad-Spectrum Distillate	UK Compliant BSD
Cannabinol Isolate	CBN Isolate
Cannabichromene Isolate	CBC Isolate
Cannabidiolic Acid	CBDA


CBD CRD
Compliant BSD
CBD THC-Free Crude
UK Compliant BSD
CBN Isolate
CBC Isolate
CBDA
CBG Isolate
CBD BSD
GVB has the capabilities to produce a large array of cannabinoids
CBD Isolate




GUMMIES
GUMMIES
GUMMIES

White Label Contract Manufacturing Product Offering						
Tinctures	Gel Capsules	Gummies	Mints	Tablets	Topical	Vape Pens

16

TobaccoHemp/Cannabis Financials 17

22ND CENTURY GROUP

THIRD QUARTER 2022 FINANCIAL HIGHLIGHTS

	Net Revenues	Gross Profit	Gross Profit Margin[1]	Operating Loss
3Q 2022	$19.4M	$619K	3.2%	$(15.3)M
3Q 2021	$7.8M	$292K	3.7%	$(7.6)M

+148% QoQ Net Revenues: $7.8M due to acquisition of GVB – first full quarter of GVB revenue
+112% increase QoQ gross profit

1. Gross profit margin is calculated by dividing gross profit by net revenues.

18

TOBACCO REVENUE & PROFIT BREAKDOWN Tobacco3Q 20223Q 2021Change %Unit sales11.6M1.1M45%Net revenue$11.5M$7.8M48%Gross profit $636K$292K118%Gross profit margin25.5%3.7%180 bps19Net revenue and gross margin expansion QoQ were primarily driven by:Volume increases in the number of cartons soldPrice increasesFavorable mix, including export cigarettes1.Tobacco unit sales volume is measure in cartons2.Grossprofitmarginiscalculatedbydividinggrossprofit by netrevenues3.Contract manufacturing operations (CMO)Opportunity for additional tobacco net revenue growth and margin expansion with:Increased sales volume of higher margin CMO cigarette customers Accelerated VLN® launch driving increased revenue and margin contribution from premium VLN® products

HEMP/CANNABIS REVENUE & PROFIT BREAKDOWN Hemp/Cannabis3Q 20223Q 20212Change %Unit sales123,71912,99683%Net revenue$7.8M$6.3M25%Gross profit$(17K)$697KNM320Net revenue growth QoQ primarily driven by:Addition of GVB contributionSignificant GVB organic revenue volume growth QoQQ3 2022 pro forma gross margin was approximately 8.1% compared with 9.7% prior year. Additional hemp/cannabis opportunity driven by:Organic growth reflecting continued strong customer demandIncreased profit margin from vertical integration with new Prineville crude extraction facility becoming fully operational 1.Hemp/cannabis unit sales volume is measured as kilograms.2.GVB acquisition occurred on May 13, 2022. All prior period results are provided for illustrative purposes only. These pro forma results do not purport to be indicative of the results that would have been obtained, or to be a projection of results that may be obtained in the futures. Refer to Q3 2022 Form 10-Q Note 2 of the Condensed Consolidated Financial Statements for description of pro forma adjustments as required under U.S. GAAP.3.Not meaningful; the percentage change is determined to be not meaningful to the analysis provided

GVB ACQUISTION Q3 ‘22 purchase price allocation –May 13, 2022 acquisition date Adjusted 3Q ‘22(in millions)Current assets, excluding inventory$ 3.4Inventory$ 5.3Other assets$ 0.5Property, plant & equipment and ROU lease asset$ 12.6Goodwill$ 33.7 Tradename$ 4.6Customer lists$ 5.8Accounts payable and accrued expenses($ 2.9) Leases and other liabilities($ 2.6) Deferred tax liability($ 2.7)Bridge loan($ 4.3) Fair value of net assets acquired$53.421•During 3Q ‘22, the fair values of assets acquired and liabilities assumed were adjusted to reflect ongoing acquisition valuationanalysis procedures of property and equipment, intangible assets, deferred taxes, and working capital adjustments. These adjustments resulted in a combined reduction to goodwill of $10.5M. •The amounts reported are considered provisional as the Company is finalizing the valuations that are required to allocate thepurchase price through the measurement period, which remains open as of September 30, 2022. As a result, the allocation of the provisional purchase price may change in the future, which could be material.

SUMMARY BALANCE SHEET ITEMS Balance sheet date as of:(in millions)3Q 20224Q 2021Cash and cash equivalents1$ 43.7$48.7Total assets$ 142.2$76.0Total liabilities$ 21.1$9.9Total shareholders' equity$ 121.1$66.1 22•Strengthened balance sheet during 2022•Strong working capital as of September 30, 2022•In October 2022, paid outstanding principal and interest of certain GVB Bridge Notes; expected refinancing of remaining portion•Recognized $44.2M of goodwill and intangible assets as a result of GVB acquisition1.Cash and cash equivalents includes short-term investment securities.Strength of balance sheet supports our near-term strategic initiatives including accelerating VLN® launch, meeting increased customer demand for GVB products, and continuing to prioritize key R&D projects to support our three plant science businesses.

23FOCUSED ON INITIATIVES TO DRIVE GROWTH Leveraging exceptional VLN® pilot results, moving aggressively into multi-sate commercial launch program Focused on launching VLN® in at least 12 to 15 states within the next 12 months –now in 5 states with proven launch templateEvery 1% share of the U.S. retail market equates to approximately $800 million in retail sales, which is $500 million in revenue for a premium cigarette manufacturer.Advancing GVB’s capabilities to further differentiate its products, access new market opportunities and drive growthPassed NSF International Audit for pharma-grade manufacturingSubmitted Drug Master File to FDA to produce and supply APIs for medical and pharmaceutical industryPursing ICH Q7 international certificationFocused on revenue opportunities and expanding marginsPlan in place to generate positive cash flow and EBITDA from GVB’s operations to fund hemp/cannabis franchise growth and VLN® expansion Hemp/CannabisTobacco Revenue, net (in millions)23

Questions & Answers QA24

CONTACT INFORMATIONINVESTOR RELATIONS & MEDIA CONTACTMei Kuo22nd Century Group, Inc. Director, Communications & Investor Relations mkuo@xxiicentury.com Matt Kreps Darrow Associates Investor Relations T: 214-597-8200mkreps@darrowir.com